Exhibit 99.2

UNITED STATES OF AMERICA
BEFORE
THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.

STATE OF ILLINOIS
OFFICE OF BANKS AND REAL ESTATE
BUREAU OF BANKS AND TRUST COMPANIES
SPRINGFIELD, ILLINOIS

Written Agreement by and among:	)
)
)
MIDWEST BANC HOLDINGS, INC.	)
Melrose Park, Illinois	)	Docket Nos.	03-031-WA/RB-HC
	)		03-031-WA/RB-SM
MIDWEST BANK AND TRUST	)
COMPANY	)	OBRE No.	2004-BBTC-22
Elmwood Park, Illinois	)
)
FEDERAL RESERVE BANK OF	)
CHICAGO	)
Chicago, Illinois	)
)
AND	)
)
STATE OF ILLINOIS OFFICE OF BANKS	)
AND REAL ESTATE	)
Springfield, Illinois	)

     WHEREAS, in recognition of their common goal to strengthen the risk management practices of Midwest Banc Holdings, Inc., Melrose Park, Illinois (“Midwest Banc”), a registered bank holding company, and its subsidiary bank, the Midwest Bank and Trust Company, Elmwood Park, Illinois (the “Bank”), a state chartered bank that is a member of the Federal Reserve System and is subject to regulation and examination by the Commissioner of Banks and Real Estate of the State of Illinois (the “Commissioner”) pursuant to section 48 of the Illinois Banking Act, and in recognition of Midwest Banc’s and the Bank’s steps to address deficiencies, Midwest Banc, the Bank, the Federal Reserve Bank of Chicago (the “Reserve Bank”), and the

Commissioner have mutually agreed to enter into this Written Agreement (the “Agreement”); and

     WHEREAS, on March 15, 2004, the boards of directors of Midwest Banc and the Bank, at duly constituted meetings, adopted resolutions authorizing and directing Brad A. Luecke, to enter into this Agreement on behalf of Midwest Banc and the Bank, respectively, and consenting to compliance by Midwest Banc and the Bank and their institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the “FDI Act”) (12 U.S.C. 1813(u) and 1818(b)(3)), with each and every applicable provision of this Agreement.

     NOW, THEREFORE, Midwest Banc, the Bank, the Reserve Bank, and the Commissioner agree as follows:

Management Review

     1. (a) Within 20 days of this Agreement, Midwest Banc’s and the Bank’s boards of directors shall jointly retain an independent consultant acceptable to the Reserve Bank and the Commissioner to conduct a review of the functions and performance of Midwest Banc’s and the Bank’s boards of directors and senior management (the “Review”) and to prepare a written report of findings and recommendations (the “Consultant’s Report”). The terms of the contract with the consultant shall require that the Review be completed within 75 days of the retention of the independent consultant and that the Consultant’s Report be submitted to the boards of directors of Midwest Banc and the Bank, the Reserve Bank, and the Commissioner within 10 days of the completion of the Review. The Review shall, at a minimum, address, consider, and include:

(i)	The identification of the type and number of officer positions needed to manage and properly supervise Midwest Banc’s and the Bank’s affairs;

(ii)	an evaluation of each senior officer to determine whether the individual possesses the ability, experience, and other qualifications required to competently perform present and anticipated duties, to adhere to established policies and procedures, to ensure that Midwest Banc and the Bank are operated in a safe and sound condition, and to comply with the requirements of this Agreement; and

(iii)	an assessment of the current structure and composition of the boards of directors and any committees thereof and a determination of the structure and composition needed, including the range and depth of experience of the directors, to adequately supervise the affairs of Midwest Banc and the Bank.

          (b) The primary purpose of the Review shall be to aid in the development of an effective board of directors and a management structure suitable to the needs of Midwest Banc and the Bank that is adequately staffed by qualified and trained personnel. At a minimum, the qualifications of management shall be determined by its ability to: (i) ensure that all operations of Midwest Banc and the Bank are conducted in a safe and sound manner; and (ii) comply with the requirements of this Agreement and all applicable laws and regulations.

          (c) Within 30 days of receipt of the Consultant’s Report, Midwest Banc and the Bank shall submit a joint written management plan (the “Management Plan”) to the Reserve Bank and the Commissioner that fully addresses the findings and recommendations in the Consultant’s Report and describes the specific actions that the boards of directors propose to take in order to strengthen the management of Midwest Banc and the Bank.

          (d) Within 90 days of this Agreement, and thereafter semi-annually, the boards of directors of Midwest Banc and the Bank shall review management’s adherence to their written policies, procedures, and applicable laws and regulations. The boards of directors shall prepare written findings and conclusions of this review along with written descriptions of any management or operational changes that are made as a result of the review and shall forward a copy to the Reserve Bank and the Commissioner.

Board Oversight

     2. Within 30 days of receipt of the Consultant’s Report, the Bank’s board of directors shall submit to the Reserve Bank and the Commissioner a written plan to strengthen board oversight of the Bank’s management and operations. The plan shall, at a minimum, address, consider, and include:

          (a) The actions that the Bank’s board of directors will take to improve the Bank’s condition and maintain effective control over and supervision of the Bank’s senior management, major operations, and activities, including, at a minimum:

(i)	An independent and effective audit function;

(ii)	effective internal controls;

(iii)	an independent loan review system;

(iv)	an effective risk management process;

(v)	staff training programs; and

(vi)	continuing education programs for the board of directors and senior management;

          (b) the responsibility of the Bank’s board of directors to monitor management’s adherence to approved plans, policies, procedures, programs, and applicable laws and regulations;

          (c) a description of the detailed information to be included in the periodic reports that will be reviewed by the Bank’s board of directors in its oversight of the Bank’s operations and management, including information sufficient to assess management’s compliance with approved written plans, policies, procedures, programs, and applicable laws and regulations; and

          (d) the deficiencies related to the Bank’s board of director’s oversight of management noted in the Report of the Examination of the Bank conducted by the Reserve Bank and the State of Illinois Office of Banks and Real Estate and completed in August 2003 (the “Report of Examination”) or in the Consultant’s Report.

Risk Management

     3. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Commissioner an acceptable written plan designed to strengthen the Bank’s risk management practices. The plan shall, at a minimum, address, consider, and include:

(a)	The identification of the Bank’s major risk areas, including, but not limited to credit, market, liquidity, operational, legal, and reputational risks;

(b)	the board of director’s and senior management’s responsibilities for identifying, measuring, monitoring, and controlling risk;

(c)	a review of the Bank’s major policies to ensure that the policies adequately describe management responsibilities and lines of authority;

(d)	procedures for the board of directors to evaluate and approve new banking activities or product lines;

(e)	the risk management deficiencies noted in the Report of Examination; and

(f)	management information system and reporting procedures to ensure quality and accuracy of data.

Loan Policies and Procedures

     4. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Commissioner acceptable written loan policies and procedures, which shall, at a minimum, address, consider, and include:

(a)	Underwriting standards for each type of credit extended by the Bank;

(b)	underwriting standards for all loans that, at a minimum, shall include:

(i)	Complete current financial statements for any borrower or guarantor, submitted at least annually;

(ii)	a written cash flow analysis, including the borrower’s repayment capacity and identification of the sources of repayment;

(iii)	for real estate loans, a written independent appraisal of collateral, when required by Subpart G of Regulation Y of the Board of Governors of the Federal Reserve System (the “Board of Governors”); and for all other secured real estate loans, a written collateral valuation, performed by a qualified person independent of the loan approval process that describes the basis and methodology used for determining value; and loan covenants;

          (c) adequate appraisal and valuation procedures, including guidelines on when appraisals and other valuations of loan collateral are to be performed;

          (d) guidelines for capitalizing interest earned but not collected for loans that are being extended, renewed, modified, or otherwise renegotiated;

          (e) complete description of required loan documentation and collateral for each specific type of loan, and a requirement for the maintenance of such documentation in the loan files;

          (f) procedures for exceptions to the Bank’s loan policies, including required documentation by the loan officer and approval by the board of directors that the exception to the policies is in the best interest of the Bank;

          (g) loan review and approval limits for all loan officers and procedures for ratifying or approving extensions of credit, including overdraft approval limits, by lending personnel;

          (h) annual approval by the board of directors of all officer lending authority;

          (i) a written ethics policy that shall apply to all directors, officers, and employees of Midwest Banc and the Bank, which shall include the responsibilities for conduct and the avoidance of conflicts of interest, in particular in the administration of loans to insiders and their relatives and any transaction from which any such individual may derive personal benefit;

          (j) the designation of qualified personnel to establish and implement loan workout procedures for all delinquent, classified, and watch list loans, and to provide a detailed monthly status report to the board of directors; and

          (k) guidelines on handling and collecting problem loans, including procedures describing the review and approval process to be followed when additional advances or changes to the Bank’s collateral position are proposed.

Allowance for Loan and Lease Losses

     5. The Bank shall maintain, through charges to current operating income, an adequate valuation reserve for loan losses. The adequacy of the reserve shall be determined in light of the volume of criticized loans, the level of past due and nonperforming loans, past loan loss experience, evaluation of the probable losses in the Bank’s loan portfolio (including the potential for the existence of unidentified losses in loans adversely classified), the imprecision of loss estimates, the requirements of the Interagency Policy Statements on the Allowance for Loan and Lease Losses, dated December 21, 1993 and July 2, 2001, and examiners’ criticisms noted in the Report of Examination. Within 60 days of this Agreement, the Bank shall submit a description of the reserve methodology to the Reserve Bank and the Commissioner. Thereafter, at a minimum on a calendar quarterly basis, the Bank shall conduct an assessment of its loan loss reserve and, within 30 days of the end of each calendar quarter, shall submit to the Reserve Bank and the Commissioner the quarterly assessment, including the methodology used in determining the amount of the loan loss reserve for that quarter. The Bank shall maintain for subsequent supervisory review documentation to support the methodology used for each quarterly assessment.

Loan Review

     6. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Commissioner an acceptable written loan review program. The program shall be designed to assess the overall quality of the Bank’s loan portfolio and address the loan review deficiencies described in the Report of Examination. The program shall, at a minimum, address, consider, and include:

(a)	The independent review of extensions of credit with the Bank’s loan policies, procedures, and applicable laws and regulations;

(b)	the Interagency Policy Statement on the Allowance of Loans and Lease Losses, issued December 21, 1993 (the “1993 Interagency Policy Statement”), addressing the minimum requirements of loan review and a description of the risk grades to be assigned to each loan;

(c)	the designation of qualified individuals responsible for determining loan grades;

(d)	identification of the scope and frequency of loan grading;

(e)	the requirements outlined in Attachment I of the 1993 Interagency Policy Statement and credit grading systems;

(f)	procedures to confirm the accuracy of all risk grades assigned by the Bank’s loan officers; and

(g)	periodic reporting to the board of directors of the status of the loan reviews and the action(s) taken by management to improve the Bank’s position on each loan adversely graded.

Loan Status Report

     7. Within 30 days after the end of each quarter that this Agreement is effective, (March 31, June 30, September 30, and December 31), the Bank shall submit a written quarterly report to the Reserve Bank and the Commissioner regarding the status of all adversely classified loans and special mentioned loans, including those loans listed in the Report of Examination. The report shall, at a minimum, address, consider, and include specific actions taken to collect or otherwise strengthen classified loans.

Audit and Internal Controls

     8. Within 60 days of this Agreement, Midwest Banc and the Bank shall jointly submit to the Reserve Bank and the Commissioner an acceptable written internal audit program that is suitable for Midwest Banc’s and the Bank’s risk profiles. The program shall, at a minimum, address, consider, and include:

(a)	Generally accepted auditing standards, including, without limitation, the scope and frequency of audits;

(b)	direct lines of reporting between the auditor and the audit committee of the boards of directors;

(c)	designation of resources adequate to ensure that internal audits are conducted by qualified individuals, are performed for all areas that have been identified as warranting attention, and are completed as scheduled;

(d)	submission to the boards of directors or appropriate committees thereof of periodic audit reports that accurately reflect the internal audit review, as well as written management responses;

(e)	periodic review of Midwest Banc’s and the Bank’s internal controls and information technology function; and

(f)	corrective steps that address the criticisms of the audit function set forth in the Report of Examination.

Compliance with Agreement

     9. (a) Within 15 days of this Agreement, the boards of directors of Midwest Banc and the Bank shall appoint a joint committee (the “Compliance Committee”) to monitor and coordinate Midwest Banc’s and the Bank’s compliance with the provisions of this Agreement. The Compliance Committee shall be comprised of three or more outside directors who are not executive officers of Midwest Banc or the Bank. At a minimum, the Compliance Committee shall keep detailed minutes of each meeting, and shall report its findings to the boards of directors of Midwest Banc and the Bank on a monthly basis.

          (b) Midwest Banc and the Bank shall submit to the Reserve Bank and the Commissioner written progress reports detailing the form and manner of all actions taken to secure compliance with this Agreement and the results thereof. Such reports may be discontinued when the actions required by this Agreement have been accomplished and the Reserve Bank and the Commissioner have, in writing, released Midwest Banc and the Bank from making further reports.

Approval of Plan, Programs, Policies, and Procedures

     10. The written plan, programs, policies, and procedures required by paragraphs 3, 4, 6, and 8 of this Agreement shall be submitted to the Reserve Bank and the Commissioner for joint review and written approval. An acceptable plan and acceptable programs, policies, and procedures shall be submitted within the time periods set forth in the Agreement. The Bank and Midwest Banc, where applicable, shall adopt the approved plan, programs, policies, and procedures within 10 days of approval by the Reserve Bank and the Commissioner and then shall fully comply with them. During the term of this Agreement, the approved plan, programs, policies, and procedures shall not be amended or rescinded without the prior written approval of the Reserve Bank and the Commissioner.

Communications

     11. All communications regarding this Agreement shall be sent to:

(a)	Mr. Douglas Kasl Vice President Federal Reserve Bank of Chicago 203 South LaSalle Street Chicago, Illinois 60604-1413

(b)	Mr. Ric Brunskill Director of Commercial Supervision/Chicago Office of Banks and Real Estate 301 S. Michigan Avenue, Suite 2130 Chicago, Illinois 60604-4278

(c)	Mr. Brad A. Luecke President and CEO Midwest Banc Holdings, Inc. Vice-Chairman and CEO Midwest Bank and Trust Company 501 W. North Avenue Melrose Park, Illinois 60160

Miscellaneous

     12. Notwithstanding any provision of this Agreement to the contrary, the Reserve Bank and the Commissioner may, in their sole discretion, grant written extensions of time to Midwest Banc and the Bank to comply with any provision of this Agreement.

     13. The provisions of this Agreement shall be binding upon Midwest Banc, the Bank, and all of their institution-affiliated parties, in their capacities as such, and their successors and assigns.

     14. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated, or suspended by the Reserve Bank and the Commissioner.

     15. The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, the Commissioner, or any other federal or state agency from taking any other action affecting Midwest Banc or the Bank or any of their current or former institution-affiliated parties and their successors and assigns.

     16. This Agreement is a “written agreement” for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act (12 U.S.C. 1818).

     17. This Agreement is authorized pursuant to section 48(6)(b)(1) of the Illinois Banking Act and is subject to the entry by the Commissioner of an order to enforce compliance with all provisions of the Agreement, pursuant to section 48(6)(b) of the Illinois Banking Act.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day of March 15, 2004.

MIDWEST BANC HOLDINGS, INC.	FEDERAL RESERVE BANK OF
CHICAGO

By: /s/ BRAD A. LUECKE	By:

President and Chief Executive Officer

MIDWEST BANK AND TRUST	STATE OF ILLINOIS OFFICE OF
COMPANY	BANKS AND REAL ESTATE

By: /s/ BRAD A. LUECKE	By:

Vice Chairman and Chief Executive Officer